INVESTMENTS IN AVAILABLE FOR SALE SECURITIES AT FAIR VALUE	12 Months Ended
Dec. 31, 2024
Investments, All Other Investments [Abstract]
INVESTMENTS IN AVAILABLE FOR SALE SECURITIES AT FAIR VALUE

8. INVESTMENTS IN AVAILABLE FOR SALE SECURITIES AT FAIR VALUE

The following table provides a detailed breakdown of short-term investments (in thousands) as reported in the Consolidated Balance Sheets:

Description	Cost or Amortized Cost December 31, 2023	Cost or Amortized Cost December 31, 2024	Fair Value December 31, 2023	Deposit / (Withdraw)	Dividends, Interest & Income	Gross Unrealized Gains / (Losses)	Fair Value December 31, 2024
Cash Investments	6,531	-	6,531	(6,531)	-	-	-
Fixed Income	7,274	9,289	7,597	1,212	480	81	9,370
Investment Certificate	94	79	94	(15)	-		79
Total	13,899	9,368	14,222	(5,334)	480	81	9,449

Investment securities are recorded at fair value. The Company’s investment securities portfolio consists primarily of cash investments, debt securities issued by U.S. government agencies, local municipalities and certain corporate entities. The products in the Company’s investment portfolio have maturity dates ranging from less than one year to over 20 years.

The fair value of investment securities is impacted by interest rates, credit spreads, market volatility, and liquidity conditions. Net unrealized gains and losses in the portfolio are included in Other Comprehensive Income (Loss).

At each balance sheet date, the Company assesses available-for-sale securities in an unrealized loss position to determine whether the decline in fair value below amortized cost is a result of credit losses or other factors, whether the Company expects to recover the amortized cost of the security, the Company’s intent to sell and if it is more likely than not that the Company will be required to sell the securities before the recovery of amortized cost. For the fiscal years ended December 31, 2024 and December 31, 2023, no allowance for credit losses was recorded.